UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08795

40|86 Strategic Income Fund

(Exact name of registrant as specified in charter)

11815 North Pennsylvania Street
Carmel, IN 46032

(Address of principal executive offices) (Zip code)

Jeffrey M. Stautz
11815 North Pennsylvania Street
Carmel, IN 46032

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-817-4086

Date of fiscal year end: June 30

Date of reporting period: June 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Item 1. Reports to Stockholders.

40 | 86 Strategic Income Fund

New York Stock Exchange Listed
Ticker Symbol: CFD

June 30, 2009

Annual Report

40 | 86 Strategic Income Fund	Annual Report

Portfolio Managers’ Review (unaudited)	June 30, 2009

Performance

The 40 | 86 Strategic Income Fund returned -7.03% in Net Asset Value (NAV) for the fiscal year ended June 30, 2009. The Fund’s benchmark, the Merrill Lynch High Yield Master II Index, returned -3.53% over the same period. As a closed-end fund, the 40 | 86 Strategic Income Fund’s stock trades independently from the underlying NAV on the New York Stock Exchange. The stock decreased 8.56% for the twelve months ended June 30, 2009.

While we are not pleased to report negative returns we are pleased with the performance of the Fund relative to that of our Lipper Peer Group. The Fund demonstrated strong performance relative to the peer group as our more conservative management style has aided performance in a difficult credit environment. For the twelve months ended June 30, 2009, the Fund returned -7.03% vs. the Lipper Closed-End High Yield Leveraged Universe of -23.06%.

Top Performing Credits (12 months ended June 30, 2009)

The Fund’s return was increased by holdings in OSI Restaurant, operator of several casual dining restaurant chains, General Motors Acceptance Corp. (GMAC), a financial services company, and Easton-Bell Sports, a designer, developer, and marketer of athletic equipment. OSI Restaurant benefited from a successful debt tender resulting in lower leverage as well as their ability to operate successfully during a difficult consumer environment. GMAC has benefited from its recent acceptance as a bank holding company, allowing access to government aid. Easton-Bell has demonstrated solid results and good demand for new products despite the consumer led recession.

Bottom Performing Credits (12 months ended June 30, 2009)

The Funds largest detractors were holdings in Neiman Marcus, a luxury specialty retail operator, Momentive Performance, a specialty chemical company, and Opti Canada, an oil sands development company. Neiman Marcus has been under pressure as consumers have slowed purchases of luxury branded items. Momentive Performance is up against lower demand for silicone based products, straining its high operating cost structure. The company has been actively exploring options that could help to right size its balance sheet. Opti Canada has been operating at lower than anticipated levels and when combined with lower oil prices, has pressured cash flows. We continue to closely evaluate and monitor each of these credits through this difficult operating environment.

Market Recap

The past 12 months have been an extraordinary period of time in the financial markets. The second half of 2008 experienced the sharpest downturn on record for high yield returning a staggering -27.4%, while the first half of 2009 returned 29.37%.

As has been broadly communicated, the market was initially set off by a sharp downtown in the housing market beginning in mid-2008. A domino effect quickly ensued as a highly levered financial system began to topple. Banks and brokers were under significant stress, in part due to complicated levered financial structures, leaving most in need of capital. Credit and liquidity in the markets dried up as lending came to a halt, further straining financial markets and consumers. In an effort to curb the financial crisis, the U.S. Government instituted an economic stimulus program of historic proportions. Initially much of the aid was focused on stabilizing financial institutions in an attempt to restore investor confidence. Later government programs that followed focused on meeting individuals’ needs, namely mortgage modifications.

The first half of 2009 began with an air of optimism as investors took note of the massive stimulus designed to stabilize the financial markets. The first quarter of 2009 was primarily driven by the large cash balances that accounts had accumulated. Cautiously, investors began to deploy cash into higher quality credits and defensive sectors. As such, double-B’s outperformed returning 8.28% for first quarter 2009, followed by single-B’s at 4.00%, and triple-C’s at -0.047%. The second quarter of 2009 was a different story as to the manner in which cash balances were invested. Contrary to the first quarter, investors began chasing yield and increasing risk parameters as market sentiment continued to grow more positive with signs of economic recovery. Investors rushed to buy names that would hopefully provide oversized returns as a bear market rally appeared to be underway. Triple-C rated bonds were the top performer for the second quarter returning 41.26%, followed by single-B’s at 21.89%, and double-B’s at 15.26%.

Year-to-date the high yield market is off to a very strong start returning 29.37% through June 30, 2009. The question remains if the momentum will persist for the second half of the year in the face of continued economic uncertainty and rising corporate defaults. Clearly investors have invested a large amount of cash in a short period of time causing what we believe to be a technical rally as opposed to a rally driven by improving fundamentals.

Outlook

We do not expect the second half of 2009 to produce similar results as the first half of the year. We anticipate a slight pull back from the dramatic run-up in the market. Cash on the sidelines has been a major contributor in the technical rally experienced in the beginning of the year. The massive buying in the secondary market as well as the new issue market, leads us to believe a substantial amount of cash has now been invested. Year-to-date $67 billion of high yield new issuance has come to market, $16 billion more than all of 2008. While it is clearly a positive to see the new issue market open allowing companies the ability to refinance, we feel that this will begin to ease for the second half of the year as a large portion of cash has been invested in a short period of time. Additionally, we expect the heightened economic

40 | 86 Strategic Income Fund	Annual Report

Portfolio Managers’ Review (unaudited)	June 30, 2009

growth expectations will fail to materialize, adding downward pressure on the markets. We would expect to see the recent rally in triple-C rated bonds to experience the greatest pressure as the corporate default rate continues to steadily increase.

Given the continued economic uncertainty and the recent technically driven rally, we believe the portfolio is appropriately positioned in the mid to higher quality names. While the first half of the year experienced a sharp increase in returns, we anticipate the second half to produce moderate returns. Despite triple-C supplying the best returns in the second quarter, we plan to maintain our underweight allocation to triple-C rated issuers and overweight the higher quality single-B and double-B rated issuers. As always, our efforts remain focused on our bottom-up fundamental research to manage through a continued difficult credit environment.

Richard Matas Second Vice President 40 | 86 Advisors, Inc.	Jess E. Horsfall Senior Vice President 40 | 86 Advisors, Inc.

Management of the Fund

Richard Matas and Jess Horsfall are the Fund’s portfolio managers. Mr. Matas is a senior high yield trader for 40 | 86 Advisors, Inc. As a portfolio manager, Mr. Matas has managed or co-managed several predominantly high yield portfolios including a closed-end fund and collateralized bond obligations. Mr. Horsfall is director of portfolio management group for 40 | 86 Advisors, Inc. He is a member of the firm’s loan, risk policy, and compliance committees. Mr. Horsfall is also a co-head of the company’s portfolio solution group.

Rating as a Percent of Total Investments (Moody’s / S&P)* (unaudited)

*	Quality distribution based on highest of two ratings, Moody and S&P.

40 | 86 Strategic Income Fund	Annual Report

Schedule of Investments	June 30, 2009

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

CORPORATE BONDS – 93.45%
Aerospace & Defense – 2.46%
500,000	BE Aerospace, Inc.	8.500%	07/01/2018	$472,500
500,000	Bombardier, Inc. (a)(d)	8.000%	11/15/2014	473,125
500,000	Esterline Technologies, Corp.	6.625%	03/01/2017	459,375

				1,405,000

Athletic Equipment – 0.77%
500,000	Riddell Bell Holdings, Inc.	8.375%	10/01/2012	437,500

Automobiles – 0.50%
500,000	Ford Motor Co.	7.450%	07/16/2031	286,200

Automobile Equipment – 0.69%
480,975	Allison Transmission, Inc. (a)(b)(g)	3.736%	09/11/2014	382,827
10,000	Allison Transmission, Inc. (a)	11.000%	11/01/2015	7,950

				390,777

Books, Periodicals, And Newspapers – 0.64%
500,000	Nebraska Book Co., Inc.	8.625%	03/15/2012	362,500

Cable & Other Pay Television Services – 5.78%
500,000	Charter Communications Operating, LLC (a)	8.375%	04/30/2014	481,250
7,500	Charter Communications Operating, LLC (a)	8.000%	04/30/2012	7,256
500,000	CSC Holdings, Inc. (a)	8.500%	04/15/2014	498,125
750,000	DirecTV Holdings, LLC	6.375%	06/15/2015	697,500
700,000	EchoStar DBS Corp.	6.625%	10/01/2014	647,500
1,000,000	NTL Cable PLC (d)	9.125%	08/15/2016	967,500

				3,299,131

Chemicals & Allied Products – 0.90%
500,000	Huntsman International, LLC	7.875%	11/15/2014	398,750
250,000	Momentive Performance Materials, Inc.	9.750%	12/01/2014	112,500
2,146	Nalco Company	7.750%	11/15/2011	2,157

				513,407

Commercial Banks – 1.44%
250,000	Bank of America Corp.	8.000%	12/29/2049	209,093
250,000	J.P. Morgan Chase & Co. (b)	7.900%	04/30/2018	219,383
500,000	Icici Bank, Ltd. (a)(d)	6.375%	04/30/2022	391,048

				819,524

Commercial Services & Supplies – 4.22%
27,904	ARAMARK Corporation (a)(b)(g)	2.948%	01/26/2014	25,714
1,309	ARAMARK Corporation (a)(b)(g)	2.310%	01/26/2014	1,206
750,000	ARAMARK Corporation	8.500%	02/01/2015	731,250
750,000	Corrections Corporation of America	6.250%	03/15/2013	714,375
500,000	FTI Consulting, Inc.	7.750%	10/01/2016	480,000
500,000	Service Corporation International	6.750%	04/01/2016	453,750

				2,406,295

Communications – 8.65%
750,000	Cincinnati Bell, Inc.	8.375%	01/15/2014	697,500
500,000	Citizens Communications Co.	6.250%	01/15/2013	462,500
250,000	Citizens Communications Co.	7.125%	03/15/2019	214,375
750,000	Intelsat Bermuda, Ltd. (d)	11.250%	06/15/2016	768,750

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Schedule of Investments	June 30, 2009

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

1,000,000	Qwest Communications International, Inc.	7.625%	06/15/2015	$945,000
250,000	Sprint Capital Corp.	8.375%	03/15/2012	247,500
750,000	Sprint Nextel Corp.	6.900%	05/01/2019	624,375
1,000,000	Windstream Corp.	8.125%	08/01/2013	972,500

				4,932,500

Construction Materials – 0.87%
755,000	U.S. Concrete, Inc.	8.375%	04/01/2014	498,300

Containers & Packaging – 4.36%
500,000	Ball Corp.	6.625%	03/15/2018	458,750
500,000	Berry Plastic Holdings Corp. (b)	5.881%	02/15/2015	443,750
500,000	Graham Packaging Co.	8.500%	10/15/2012	485,000
350,000	Graphic Packaging International Corp.	9.500%	08/15/2013	336,000
3,500	Graphic Packaging International Corp.	8.500%	08/15/2011	3,482
750,000	Owens-Brockway	8.250%	05/15/2013	757,500

				2,484,482

Data Processing – 0.63%
500,000	First Data Corp.	9.875%	09/24/2015	357,500
7,500	Unisys Corp.	8.000%	10/15/2012	4,538

				362,038

Electric, Gas, & Sanitary Services – 12.89%
4,000	AES Corp. (a)	8.750%	05/15/2013	4,080
500,000	Atlas Pipeline Partners, LP	8.125%	12/15/2015	360,000
500,000	Dynegy, Inc.	8.375%	05/01/2016	426,250
250,000	Edison Mission Energy	7.500%	06/15/2013	225,000
500,000	Edison Mission Energy	7.200%	05/15/2019	375,000
750,000	Ipalco Enterprises, Inc. (a)	7.250%	04/01/2016	720,000
667,840	Midwest Generation, LLC	8.560%	01/02/2016	654,483
1,000,000	Mirant North America, LLC	7.375%	12/31/2013	965,000
750,000	Nisource Finance Corp.	6.150%	03/01/2013	746,123
500,000	NRG Energy, Inc.	7.250%	02/01/2014	486,250
7,000	NRG Energy, Inc.	7.375%	02/01/2016	6,641
1,120,000	Pacific Energy Partners, LP	7.125%	06/15/2014	1,147,562
710,000	Targa Resources, Inc.	8.500%	11/01/2013	534,275
491,250	Texas Competitive Electric Holdings Company, LLC (a)(b)(g)	3.821%	10/10/2014	350,684
492,481	Texas Competitive Electric Holdings Company, LLC (a)(b)(g)	3.821%	10/10/2014	351,508

				7,352,856

Electronic, Other Electrical Equipment, Except Computers – 1.45%
500	Celestica, Inc. (d)	7.875%	07/01/2011	503
5,500	Flextronics International (d)	6.500%	05/15/2013	5,321
500,000	L-3 Communications Corp.	6.375%	10/15/2015	456,250
500,000	Sanmina-SCI Corp.	8.125%	03/01/2016	366,875

				828,949

Food & Kindred Products – 2.93%
500,000	Del Monte Corp.	6.750%	02/15/2015	476,250
260,000	Dole Food Co., Inc.	7.250%	06/15/2010	257,400
500,000	Pinnacle Foods	9.250%	04/01/2015	455,000

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Schedule of Investments	June 30, 2009

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

500,000	Tyson Foods, Inc.	6.600%	04/01/2016	$484,629

				1,673,279

Food, Retail – 1.30%
7,500	Ahold Finance USA, Inc.	8.250%	07/15/2010	7,731
750,000	Supervalu, Inc.	8.000%	05/01/2016	731,250

				738,981

Health Care Equipment & Supplies – 2.44%
491,250	Biomet, Inc. (a)(b)(g)	3.308%	02/15/2015	458,523
500,000	Boston Scientific	6.250%	11/15/2015	465,000
500,000	Fresenius Medical Care (d)	6.875%	07/15/2017	467,500

				1,391,023

Health Care Providers & Services – 2.52%
499,504	Community Health Systems, Inc. (a)(b)(g)	2.858%	07/25/2014	448,874
1,000,000	HCA, Inc.	9.250%	11/15/2016	987,500

				1,436,374

Health Services – 3.16%
455,000	Davita, Inc.	7.250%	03/15/2015	429,975
500,000	Health Management Assoc.	6.125%	04/15/2016	431,250
1,000,000	Res-Care, Inc.	7.750%	10/15/2013	940,000

				1,801,225

Heavy Construction Equipment Rental & Leasing – 0.71%
500,000	Rental Service Corp	9.500%	12/01/2014	403,750

Hotels, Restaurants & Leisure – 5.33%
500,000	Boyd Gaming Corp.	7.125%	02/01/2016	373,125
500,000	Ginn-LA CS Borrower, LLC (a)(b)(f)(g)	8.528%	06/08/2012	5,000
9,000	Harrahs Operating Co., Inc.	5.500%	07/01/2010	8,055
590,000	Host Marriott, LP	7.125%	11/01/2013	557,550
500,000	Las Vegas Sands Corp.	6.375%	02/15/2015	372,500
250,000	MGM Mirage	6.625%	07/15/2015	164,375
500,000	MGM Mirage	6.875%	04/01/2016	328,750
250,000	Outback Steakhouse, Inc.	10.000%	06/15/2015	171,875
500,000	Royal Caribbean International (d)	7.250%	06/15/2016	397,500
500	Station Casinos, Inc.	6.000%	04/01/2012	175
750,000	Wynn Las Vegas, LLC	6.625%	12/01/2014	663,750

				3,042,655

Industrial & Commercial Machinery – 2.77%
1,185,000	Case Corp.	7.250%	01/15/2016	1,073,906
550,000	Terex Corp.	7.375%	01/15/2014	506,000

				1,579,906

Machinery – 0.58%
385,000	TriMas Corp.	9.875%	06/15/2012	333,025

Multiline Retail – 0.52%
500,000	Neiman Marcus Group, Inc.	10.375%	10/15/2015	295,000

Non-depository Credit Institutions – 2.30%
750,000	Ford Motor Credit Co.	8.000%	12/15/2016	574,133
7,500	General Motors Acceptance Corp.	6.750%	12/01/2014	5,772

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Schedule of Investments	June 30, 2009

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

750,000	General Motors Acceptance Corp.	7.750%	01/19/2010	$731,456

				1,311,361

Oil & Gas – 8.04%
950,000	Chesapeake Energy Corp.	6.625%	01/15/2016	838,375
750,000	El Paso Production Holding Co.	7.000%	06/15/2017	686,815
500,000	Magellan Midstream Partners	6.400%	07/15/2018	510,455
7,000	National Oilwell Varco, Inc.	6.125%	08/15/2015	6,672
750,000	Opti Canada, Inc. (d)	7.875%	12/15/2014	489,375
500,000	Pioneer Natural Resources Company	5.875%	07/15/2016	433,616
750,000	Range Resources Corp.	7.500%	05/15/2016	723,750
500,000	Williams Companies, Inc.	7.500%	01/15/2031	441,093
500,000	Williams Partners, LP	7.250%	02/01/2017	456,892

				4,587,043

Paper & Forest Products – 1.84%
500,000	Buckeye Technologies, Inc.	8.500%	10/01/2013	467,500
750,000	Georgia-Pacific Corp.	7.375%	12/01/2025	585,000

				1,052,500

Personal Products – 0.82%
500,000	NBTY, Inc.	7.125%	10/01/2015	470,000

Printing, Publishing, & Allied Industries – 1.67%
500,000	Nielsen Finance, LLC	10.000%	08/01/2014	475,625
250,000	Nielsen Finance, LLC (c)	0.000%	08/01/2016	161,875
6,000	RH Donnelley Corp.	6.875%	01/15/2013	337
14,000	RH Donnelley Corp.	8.875%	10/15/2017	788
677,000	RH Donnelley Corp. (a)	11.750%	05/15/2015	314,805

				953,430

Real Estate Investment Trusts (REITs) – 1.30%
750,000	Senior Housing Properties Trust	8.625%	01/15/2012	740,625

Semiconductor & Semiconductor Equipment – 0.47%
787,031	Freescale Semiconductor, Inc.	9.125%	12/15/2014	270,581

Special Purpose Entity – 1.39%
500,000	KAR Holdings, Inc.	8.750%	05/01/2014	431,250
405,000	Trains HY-1-2006 (a)(b)	7.117%	05/01/2016	362,863

				794,113

Television Broadcasting Stations – 0.59%
500,000	Lin Television Corp.	6.500%	05/15/2013	337,500

Textiles, Apparel & Luxury Goods – 2.45%
500,000	Brown Shoe Co., Inc.	8.750%	05/01/2012	457,500
500,000	Dollar General Corp. (a)(b)(g)	3.348%	07/04/2014	469,430
500,000	HBI Branded Apparel, Ltd Inc. (a)(b)(g)	4.778%	03/05/2014	470,835
500	J.C. Penney Company, Inc.	8.000%	03/01/2010	506

				1,398,271

Transportation – 1.67%
1,000,000	TFM SA de CV (d)	9.375%	05/01/2012	955,000

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Schedule of Investments	June 30, 2009

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

Transportation Equipment – 1.67%
835,000	Tenneco Automotive, Inc.	8.625%	11/15/2014	$605,375
500,000	TRW Automotive Acquisition (a)	7.250%	03/15/2017	347,500

				952,875

Wholesale Trade – 0.73%
500,000	Vedanta Resources PLC (a)(d)	9.500%	07/18/2018	417,500

	Total corporate bonds (cost $61,037,902)			53,315,476

SHORT-TERM INVESTMENTS – 4.45%
2,528,154	AIM Liquid Assets, Institutional Class			2,528,154
4,807	AIM Prime Portfolio, Institutional Class			4,807

	Total short-term investments (cost $2,537,768)			2,532,961

	Total investments – 97.89% of net assets (cost $63,570,863)			$55,848,437
	Assets, less other liabilities – 2.10%			1,201,291

	Total Net Assets – 100.00%			$57,049,728

(a)	Restricted under Rule 144A of the Securities Act of 1933. See Note 2

(b)	Variable Rate – The rate reported is the rate in effect as of June 30, 2009.

(c)	Security has a stepped rate. The rate is listed as of June 30, 2009.

(d)	Foreign security or a U.S. security of a foreign company.

(e)	The cost basis of investments for federal income tax purposes at June 30, 2009 was as follows:

Tax cost of investments	$63,571,418

Tax unrealized appreciation	343,295
Tax unrealized depreciation	(8,066,276)

Total tax unrealized appreciation (depreciation)	$(7,722,981)

(f)	Bonds in default stopped accruing interest, and remaining accrued interest written off due to issuer’s inability to make schedule interest payment.

(g)	Term loan.

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Statement of Assets and Liabilities
June 30, 2009

Assets:
Investments at cost	$63,570,863

Investments at value	$55,848,437
Receivable for securities sold	566,687
Interest receivable	1,114,907
Other assets	549

Total assets	57,530,580

Liabilities and net assets:
Advisory fee payable	32,764
Accrued expenses	131,554
Distribution payable	287,266
Payables for securities purchased	20,215
Other payables	9,053

Total liabilities	480,852

Net assets	$57,049,728

Net assets consist of:
Capital stock, $0.001 par value (unlimited shares of beneficial interest authorized)	$6,840
Paid-in capital	84,870,638
Distribution in excess of net investment income	(287,266)
Accumulated net realized loss on investments	(19,818,058)
Net unrealized depreciation on investments	(7,722,426)

Net assets	$57,049,728

Shares outstanding	6,839,661
Net asset value per share	$8.34

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Statement of Operations
For the year ended June 30, 2009

Investment Income:
Interest	$5,638,042
Dividends	22,788

Total investment income	5,660,830

Expenses:
Investment advisory fees	546,418
Legal fees	226,470
Trustees’ fees	85,552
Administration fees	76,136
Shareholders service fees	60,721
Reports – printing	50,565
Registration and filing fees	44,140
Audit fees	23,872
Transfer agent fees	15,050
Custodian fees	7,475
Other	5,808

Total expenses before interest expense	1,142,207

Interest expense	165,819

Total expenses	1,308,026

Expense reimbursement (Note 4)	(170,028)

Total expenses	1,137,998

Net investment income	4,522,832

Net realized and unrealized loss on investments:
Net realized loss on sales of investments	(7,901,958)
Net change in unrealized depreciation of investments	(1,855,236)

Net realized and unrealized loss on investments	(9,757,194)

Net decrease in net assets from operations	$(5,234,362)

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Statement of Changes in Net Assets
For the years ended June 30,

	2009	2008

Operations:
Net investment income	$4,522,832	$5,371,361
Net realized loss on sales of investments	(7,901,958)	(1,989,429)
Net change in unrealized depreciation of investments	(1,855,236)	(5,922,467)

Net decrease in net assets from operations	(5,234,362)	(2,540,535)

Distributions to shareholders:
Net investment income	(4,488,276)	(5,421,950)
Return of capital	(122,681)	—

Net decrease in net assets from distributions	(4,610,957)	(5,421,950)

Total decrease in net assets	(9,845,319)	(7,962,485)

Net assets:
Beginning of year	66,895,047	74,857,532
End of period	$57,049,728	$66,895,047

Shares outstanding:
Beginning of year	6,839,661	6,839,661
End of period	6,839,661	6,839,661

Distributions in excess of net investment income	(287,266)	(304,645)

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Financial Highlights

	For the Year Ended June 30,
	2009	2008	2007	2006	2005

Net asset value per share, beginning of period	$9.78	$10.94	$10.46	$11.23	$10.80
Income from investment operations (a):
Net investment income	0.67	0.78	0.76	0.83	0.86
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	(1.44)	(1.15)	0.47	(0.75)	0.43

Net increase (decrease) from investment operations	(0.77)	(0.37)	1.23	0.08	1.29

Distributions:
Net investment income	(0.65)	(0.79)	(0.75)	(0.85)	(0.86)
Return of capital	(0.02)	—	—	—	—

Net decrease from distributions	(0.67)	(0.79)	(0.75)	(0.85)	(0.86)

Net asset value per share, end of period	$8.34	$9.78	$10.94	$10.46	$11.23

Per share market value, end of period	$7.01	$8.49	$9.90	$9.04	$10.13

Total return (b)	(8.56)%	(6.25)%	18.19%	(2.46)%	14.84%

Ratios/supplemental data:
Net assets (dollars in thousands), end of year	$57,050	$66,895	$74,858	$71,542	$76,835
Ratios of expenses to average net assets (c)
Before expense reimbursement	2.38%	3.25%	3.99%	4.15%	3.13%
After expense reimbursement	2.07%	3.02%	3.74%	4.04%	3.13%
Ratios of operating expenses to average net assets (d)
Before expense reimbursement	2.08%	1.78%	1.77%	2.00%	1.85%
After expense reimbursement	1.77%	1.54%	1.52%	1.89%	1.85%
Ratios of net investment income to average net assets	8.23%	7.54%	6.93%	7.61%	7.60%
Portfolio turnover	20%	33%	54%	46%	150%

(a)	Per share amounts presented are based on an average of monthly shares outstanding throughout the period indicated.

(b)	Total return is calculated assuming a purchase of shares at the current market price on the first day and a sale at the current market price on the last day of each period. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(c)	The Fund’s Shareholder Servicing Agent and Investment Adviser have contractually agreed to waive their respective fees as discussed in Note 4. These contractual limits may be discontinued at any time after June 30, 2009.

(d)	Excluding interest expense.

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Notes to Financial Statements	June 30, 2009

1.	ORGANIZATION
The 40ï86 Strategic Income Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998, and commenced operations on July 31, 1998. The Fund is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a closed-end, non-diversified management investment company. At June 30, 2009, Conseco, Inc. (“Conseco”) owned 19,869, 0.29 percent, shares of the Fund’s shares of beneficial interest.

2.	SIGNIFICANT ACCOUNTING POLICIES

Transactions, Security Valuation and Related Investment Income
Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the first-in, first-out method for both financial reporting and income tax reporting purposes. The Fund holds investments that are restricted as to resale with a cost of $8,779,407 and a market value of $6,990,103 under Rule 144A of the Securities Act of 1933. These securities represent 12.25% of the net assets of the Fund. These securities may be resold to qualified institutional buyers in transactions exempt from registration. The Fund believes that there is a market for these securities and generally regards them as liquid.

Investments are stated at market value in the accompanying financial statements. Values for fixed income and other securities traded in the over-the-counter market are provided by third-party pricing services. Securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices or, if such data is not available, at the most recently available prices or under policies adopted by the Board of Trustees. Securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Prices for fixed income securities may be obtained from an independent pricing source that uses information provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Fund securities, which are traded both in the over-the-counter market and on an exchange, are valued according to the principal market, and it is expected that for debt securities, this ordinarily will be the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under policies adopted by the Board of Trustees. Debt securities purchased with maturities of sixty days or less are valued at amortized cost. Money market mutual funds are valued at the net asset value (“NAV”) of shares held by the Fund at year end.

Interest income, adjusted for the accretion of discount and amortization of premium, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. Investments held by the Fund may be purchased with accrued interest, and the investments owned by the Fund may accrue interest during the period the investment is owned by the Fund. If an investment owned by the Fund experiences a default and has accrued interest from purchase or has recorded accrued interest during the period it is owned, the Fund’s policy is to cease interest accruals from the time the investments are traded without accrued interest in the market. The Fund evaluates the collectibility of purchased accrued interest and previously recorded interest on an investment-by-investment basis.

Distribution of Income and Gains
The Fund intends to distribute monthly to shareholders substantially all of its net investment income and to distribute, at least annually, any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). However, the Board of Trustees may decide to declare dividends at other intervals.

Federal Income Taxes
For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from Generally Accepted Accounting Principles (GAAP). The tax character of distributions paid during the years ended June 30, 2009 and June 30, 2008 were as follows:

Ordinary income (2009)	$4,830,943	*
Return of Capital (2009)	122,681
Ordinary income (2008)	5,223,449	*

*	Total distributions paid may differ from amounts shown in the Statement of Changes in Net Asset because for tax purposes dividends are recognized when actually paid.

At June 30, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Cost of investments	$63,571,418

Gross tax unrealized appreciation	343,295
Gross tax unrealized depreciation	(8,066,276)

Net tax unrealized appreciation (depreciation)	$(7,722,981)

Undistributed ordinary income	$—
Undistributed long-term capital gain	—

Total Distributable Earnings	—

Other accumulated (losses)	$(20,104,769)

Total Accumulated Earnings (Deficit)	$(27,827,750)

40 | 86 Strategic Income Fund	Annual Report

Notes to Financial Statements	June 30, 2009

The differences between book and tax basis net unrealized appreciation are primarily attributable to wash sales. The cumulative timing difference for ordinary income is due to the timing of distributions. The cumulative timing difference for the capital loss carryover is due to post-October losses. As of June 30, 2009, the Fund deferred, on a tax basis, $2,995,251 of Post-October Losses.

As of June 30, 2009, the Fund has capital loss carryforwards of $16,822,342, which are available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. The capital loss of $5,367,863 will expire in 2010, $4,473,915 in 2011, $475,628 in 2016 and $6,504,936 in 2017.

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2009, Distribution in Excess of Net Investment Income was decreased by $105,504, Accumulated Net Realized Loss was decreased by $16,266,824 and paid-in capital was decreased by $16,332,328. Such adjustments was primarily due to the expiration of capital loss carryforward in 2009.

Effective December 31, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Fund include Federal and the Commonwealth of Massachusetts. As of June 30, 2009, open Federal and Massachusetts tax years include the tax years ended June 30, 2007 through 2009. The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end June 30, 2009. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, as of the date of the financial statements, and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.	OTHER EXPENSES
The Fund pays expenses of trustees who are not affiliated persons of the Fund or 40ï86 Advisors, Inc. (the “Adviser” and “Administrator”), a wholly-owned subsidiary of Conseco. The Fund pays each of its trustees who is not a director, officer or employee of the Adviser, the Administrator or any affiliate thereof an annual fee of $7,500 plus $1,500 for each Board of Trustees meeting and $750 for each separate committee meeting attended in person. Additionally, each trustees receives a fee of $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Chairman receives an additional $375 for each meeting attended. The Fund reimburses all trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

4.	TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement
The Adviser serves as the Investment Manager and Administrator to the Fund under the terms of the Investment Management and Administration Agreement. The Adviser supervises the Fund’s management and investment program, performs a variety of services in connection with management and operation of the Fund and pays all compensation of officers and Trustees of the Fund who are affiliated persons of the Adviser or the Fund. As compensation for its services to the Fund, the Fund has agreed to pay the Adviser a monthly advisory fee equal to an annual rate of 0.90 percent of the value of the average weekly value of the total assets of the Fund less the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”). The Adviser contractually agreed to waive its advisory fee to an annual rate of 0.70 percent of Managed Assets through June 30, 2009. Effective July 1, 2009, the waiver terminated and the advisory fee returned to the annual rate of 0.90 percent of Managed Assets. The net fees incurred for such services for the year ended June 30, 2009 were $424,970.

40 | 86 Strategic Income Fund	Annual Report

Notes to Financial Statements	June 30, 2009

Shareholder Servicing Agreement
Conseco Services, LLC, a wholly-owned subsidiary of Conseco, acts as the Shareholder Servicing Agent (the “Agent”) to the Fund under the Shareholder Service Agreement. As compensation for its services, the Fund has agreed to pay Conseco Services, LLC a monthly shareholder servicing fee equal to an annual rate of 0.10 percent of the Managed Assets. The Agent has contractually agreed to waive its shareholder servicing fee to an annual rate of 0.02 percent of Managed Assets through June 30, 2009. Effective July 1, 2009, the Agent voluntarily agreed to waive its shareholder servicing fee to an annual rate of 0.02 percent of Managed Assets. The Agent may discontinue this limit any time. The net fees incurred for such services for the year ended June 30, 2009 were $12,141.

5.	SERVICE AGREEMENTS
The Fund contracted for certain accounting and administration services with U.S. Bancorp Fund Services, LLC (“USBFS”). For its services, USBFS will receive a monthly fee equal to an annual rate of 0.10 percent of the first $100 million of average daily net assets; 0.08 percent of the next $200 million of average daily net assets; and 0.06 percent of average daily net assets in excess of $300 million, subject to a minimum monthly charge of $5,833.

The Fund contracted for custodial services with U.S. Bank, National Association (“USB”). For its services, USB will receive a monthly fee equal to an annual rate of 0.004 percent of the average daily market value of the Fund’s assets, subject to a minimum monthly charge of $500.

The Fund contracted for transfer agency and certain shareholder services, including the administration of the Fund’s Automatic Dividend Reinvestment Plan (the “DRIP”), with Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc.

6.	PORTFOLIO ACTIVITY
Purchases and sales of securities other than short-term obligations aggregated $11,488,259 and $32,200,708, respectively, for the year ended June 30, 2009.

7.	INDEBTEDNESS
The Fund expects to use financial leverage through borrowings, including the issuance of debt securities, preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The Fund intends to use leverage to provide the shareholders with a potentially higher return. Leverage creates risks for the shareholders, including the likelihood of greater volatility of net asset value and market price of the shares and the risk of fluctuations in interest rates on borrowings.

Loan Agreement
The Fund entered into a secured Loan and Pledge Agreement with Custodial Trust Company (the “Agreement”) on October 4, 2000. Loans under the Agreement are callable on demand. Under the Agreement, the aggregate amount of the loans outstanding may not exceed 33 1/3 percent of total assets (including the amount obtained through leverage). Borrowings bear interest at the Federal Funds Rate plus a margin of 0.75 percent. Interest payments are made monthly. Loans made monthly under the Agreement are due and payable on demand. The Fund maintains a pledge account which gives the Custodial Trust Company, as pledgee, effective control over the Fund assets with a collateral value greater than the sum of the outstanding aggregate principal amount of the loans and the interest accrued thereon. The Agreement was terminated and the outstanding balance owed under the Agreement was paid as of October 29, 2008.

Average daily balance of loans outstanding during the year ended June 30, 2009	$5,738,274

Weighted average interest rate for the year	2.89%

Maximum amount of loans outstanding at any month-end during the year ended June 30, 2009	$19,690,000

Maximum percentage of total assets at any month-end during the year ended June 30, 2009	22.86%

Amount of loans outstanding at June 30, 2009	$—

Percentage of total assets at June 30, 2009	—

8.	INDEMNIFICATIONS
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maxim exposure under there arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

9.	FAIR VALUE OF FINANCIAL INSTRUMENTS
In September 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (SFAS 157) effective for fiscal years beginning after November 15, 2007. SFAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. The Fund adopted SFAS 157 effective July 1, 2008. A summary of the fair value hierarchy under SFAS 157 is described below.

40 | 86 Strategic Income Fund	Annual Report

Notes to Financial Statements	June 30, 2009

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities

Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include money market funds.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include warrants and short-term investments.

The following tables provide the fair value measurements of applicable portfolio assets by level within the fair value hierarchy as of June 30, 2009. These assets are measured on a recurring basis.

	(Level 1)	(Level 2)	(Level 3)	Total

High Yield Corporate Bonds	$—	$46,888,539	$—	$46,888,539
Corporate Bonds other than High Yield	—	3,462,336	—	3,462,336
Term Loans	—	2,964,601	—	2,964,601
Money Market Funds	2,532,961	—	—	2,532,961

	$2,532,961	$53,315,476	$—	$55,848,437

10.	NEW ACCOUNTING PRONOUNCEMENTS

Statement of Financial Accounting Standards No. 161
In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management has evaluated the implications of SFAS 161. The Fund adopted SFAS 161 effective January 1, 2009 and there was no impact to the Fund’s financial statements, as the Fund does not invest in derivatives.

11.	SUBSEQUENT EVENTS
Subsequent events have been evaluated through August 17, 2009, the date the financial statements were issued. Subsequent events have not been evaluated after this date.

The Fund’s current investment adviser, 40ï86, has determined as a business matter to discontinue management of the Fund. On May 21, 2009, the Board considered and approved items to effectuate a proposal by Hyperion Brookfield Asset Management, Inc. (“HBAM’), whereby HBAM would become the new investment adviser and administrator for the Fund. The Board is submitting the New Management Agreement for approval by the shareholders of the Fund. If the New Management Agreement is approved by shareholders, the Board also is proposing a slate of six nominees for election to serve as a new Board of Trustees of the Fund.

The change in management would not result in any increase in management or other fees of the Fund, and HBAM has agreed to limit annual operating expenses of the Fund to 1.65% for a period of two years after HBAM assumes management of the Fund.

The special and annual meetings of shareholders held on August 12, 2009 to consider the HBAM transaction have been adjourned until August 25, 2009 to permit further solicitation of proxies.

40 | 86 Strategic Income Fund	Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of the 40 | 86 Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The 40 | 86 Strategic Fund (the “Fund”) at June 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, OH
August 17, 2009

40 | 86 Strategic Income Fund	Annual Report

Automatic Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “DRIP”), unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested in additional shares by Computershare Trust Company, N.A. (“CSS”), as agent for shareholders in administering the DRIP (the “DRIP Agent”). Shareholders who elect not to participate in the DRIP will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by CSS as dividend disbursing agent. DRIP participants may elect not to participate in the DRIP and to receive all dividends and capital gain distributions in cash by sending written instructions to CSS, as dividend disbursing agent, at the address set forth below. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the DRIP Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.
Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as “dividends”) payable either in shares or in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in shares. The shares will be acquired by the DRIP Agent or an independent broker-dealer for the participants’ accounts, depending upon the circumstances described below, either: (i) through receipt of additional unissued but authorized shares from the Fund (“newly issued shares”); or (ii) by purchase of outstanding shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the DRIP Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value thereof (such condition being referred to herein as “market discount”), the DRIP Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.
In the event of a market discount on the dividend payment date, the DRIP Agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis, but no more than 30 days after the dividend payment date, to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days. If, before the DRIP Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the DRIP Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the DRIP Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the market discount shifts to a market premium.
The DRIP Agent maintains all shareholders ’ accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each DRIP participant will be held by the DRIP Agent on behalf of the DRIP participant, and each shareholder proxy will include those shares purchased or received pursuant to the DRIP. The DRIP Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the DRIP in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the DRIP.
There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the DRIP Agent’s open-market purchases in connection with the reinvestment of dividends.
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on the dividends.
Shareholders participating in the DRIP may receive benefits not available to shareholders not participating in the DRIP.
If the market price (plus commissions) of the Fund’s shares is above their net asset value, participants in the DRIP will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a market value greater than the value of any cash distribution they would have received on their shares. If the market price (plus commissions) is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their

40 | 86 Strategic Income Fund	Annual Report

Automatic Dividend Reinvestment Plan (unaudited)

shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.
Experience under the DRIP may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants in the DRIP, however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.
All correspondence concerning the DRIP should be directed to the DRIP Agent at Computershare, P.O. Box 43010, Providence, RI 02940-3010.

Federal Tax Information (unaudited)

For the year ended June 30, 2009, none of the ordinary income distributions paid by the Fund will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2004. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2009 Form 1099-DIV. For corporate shareholders, none of the ordinary income distributions paid by the Fund qualify for the dividend received deduction.

40 | 86 Strategic Income Fund	Annual Report

Disclosure of Investment Management and Administration Agreement (unaudited)

Activities and Composition of the Board of Trustees

All members of the Fund’s Board of Trustees are non-interested trustees as that term is defined in the Investment Company Act of 1940, as amended. We refer to these non-interested persons as independent trustees throughout this report. The Chairman of the Board is an independent trustee, and nominees to become independent trustees are chosen by a Nominating Committee comprised solely of independent trustees. All independent trustees are also members of the Board’s Audit Committee. The independent trustees meet in executive session at each regular Board meeting. The Board meets in person at least once each quarter and conducts other in-person and telephonic meetings throughout the year. Independent legal counsel to the independent trustees attends Board and Audit Committee meetings in-person or telephonically.

Investment Management and Administration Agreement – Matters Considered by the Board

Every year the Board considers renewal of the investment management and administration agreement with respect to the Fund (the “Investment Management and Administration Agreement”) and throughout each year, reviews and evaluates the performance of and services provided by 40 |86 Advisors, Inc. (40 |86). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of 40 |86 and its affiliates, including administrative services, and compliance with legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by unaffiliated service providers.
At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided to the Fund. Among the matters considered throughout the year with respect to the Fund are: (a) fees (in addition to management fees) paid to 40 |86 and its affiliates by the Fund, such as fees for shareholder servicing; (b) overall Fund operating expenses; (c) the resources devoted to the Fund’s operations and compliance procedures; and (d) the nature, cost and character of any non-investment management services provided by 40 |86 and its affiliates.

Consideration of a New Investment Manager for the Fund

As indicated in Note 11 to the financial statements, on May 21, 2009, the Board unanimously approved a new Investment Management and Administration Agreement (the “New Management Agreement”) between Hyperion Brookfield Asset Management, Inc. (“HBAM”) and the Fund and unanimously recommended that the Fund’s shareholders approve the New Management Agreement.
In approving the New Management Agreement and determining to submit it to shareholders for approval, the trustees considered a wide variety of factors. The independent trustees were assisted by independent legal counsel during their deliberations and received a memorandum from such counsel discussing the legal standards for their consideration of the New Management Agreement and related matters. They also met in person with such counsel separately from representatives of HBAM and 40 |86 to discuss the proposal. In approving the New Management Agreement, the Board determined that the terms of the New Management Agreement are fair and reasonable and that approval of the New Management Agreement on behalf of the Fund is in the best interests of the Fund. In its deliberations, the Board did not identify any single factor or information as all-important or controlling, and each trustee may have attributed different weights to the various factors. Among other things, the trustees considered:
(1) THE QUALIFICATIONS OF HBAM, INCLUDING THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED.  The Board considered whether HBAM was qualified to assume the management of the Fund. The Board considered the reputation, financial strength, key services and operations, resources and expertise of HBAM as a firm, including the structure of its organization, its relationships, its expertise in the high yield sector, and its ability to attract and maintain highly-qualified, professional talent. Further, the Board noted that HBAM manages in excess of $16.0 billion for a client base including, but not limited to, insurance companies, pension funds, financial institutions, registered investment companies and foundations. The Board considered the quality and nature of the proposed investment advisory services to be provided to the Fund by HBAM as compared to those provided by 40 |86.
The Board also considered the qualifications and experience of the investment advisory personnel at HBAM. In particular, the Board considered the background and expertise of Mr. Dana Erikson, the head of HBAM’s High Yield Team, as the proposed portfolio manager of the Fund, with the day-to-day responsibility for the management of the Fund. The Board noted that Mr. Erikson is responsible for HBAM’s corporate high-yield exposures and the establishment of portfolio objectives and strategies. The Board also noted the experience of the other members of HBAM’s High Yield Team, and considered that HBAM applies a team-oriented approach to the fundamental analysis that drives its relative value-oriented investment decision-making process. This process contemplates a relative valuation of the entire capital structure of a potential investment, which includes valuation of the equity, bonds and bank debt, to determine the optimal way to gain exposure to the issuing company. The Board concluded that HBAM’s experience and personnel made HBAM well-qualified to manage the Fund’s portfolio in accordance with its investment objectives and strategies, and that there was potential that shareholders would benefit from HBAM’s management of the Fund.
The Board noted that HBAM currently manages eight other registered closed-end investment companies that invest in fixed income securities. Consequently, HBAM has substantial resources for providing administrative and compliance services to the Fund.

40 | 86 Strategic Income Fund	Annual Report

Disclosure of Investment Management and Administration Agreement (unaudited)

The Board additionally considered that HBAM and its parent, Brookfield Asset Management, Inc. (“BAM”), appear committed to growing the investment management business and resources of HBAM in the high yield area. The Board also noted that HBAM has indicated that it intends to maintain the Fund’s current investment objectives, policies and restrictions (as set forth in the Fund’s registration statement filed with the Securities of Exchange Commission (SEC)).
The Board further considered HBAM’s methodology for compensating the Fund’s portfolio manager and the rest of the portfolio management, trading and research team. The Board noted that the compensation structure of HBAM’s portfolio managers and other investment professionals has three primary components that include a base salary, an annual cash bonus, and if applicable, long-term stock-based compensation generally consisting of restricted stock units of BAM. The Board also considered HBAM’s investment philosophy and its investment outlook for the Fund. The Board noted that HBAM’s commitment to a relative value investment philosophy has continued throughout its history. Additionally, the Board considered whether HBAM would be able to meet the compliance demands set forth under various regulations. After a review of HBAM’s compliance capabilities, the Board determined that HBAM’s compliance program was sufficient to meet applicable regulatory requirements. The Board reviewed materials regarding HBAM’s compliance program and code of ethics.
The Board concluded that the intended scope of HBAM’s services was satisfactory and comparable to those currently provided by 40 |86 and that there should be no diminution of the scope or quality of the advisory services provided to the Fund under the New Management Agreement.
(2) THE INVESTMENT PERFORMANCE OF HBAM.  The Board considered the investment performance of the four registered closed-end investment companies currently managed by the High Yield Team since they assumed management of those funds in 2008 and the composite performance of the High Yield Team since they have been at HBAM. The Board also considered the performance of another registered closed-end fund managed by the High Yield Team during the period March 31, 2003 until August 30, 2006. In each case, the Board compared the fund or composite performance with an applicable benchmark, the performance of the Fund and the performance of a group of similar closed-end high yield funds for the same periods. Among other factors, the Board noted that the one- and two-year composite performance of the High Yield Team exceeded the performance of its performance benchmark and that the four closed-end funds that they currently manage had performed well relative to the Fund and the peer group since they assumed management of those funds in 2008. The Board concluded that the investment style and performance of the High Yield Team was consistent with the investment objectives of the Fund and that their overall performance results supported the approval of the New Management Agreement.
(3) THE REASONABLENESS OF THE ADVISORY FEE.  In evaluating the costs of the services to be provided by HBAM under the New Management Agreement, the Board considered, among other things, that HBAM has agreed in the New Management Agreement to a contractual fee for investment management and administration of the Fund at the annual rate of 0.70% compared to the current contractual rate of 0.90% with 40 |86. In this regard, the Board noted that the Fund was operating under a waiver agreement with 40 |86 that provided for a reduction in the management fee to an annual rate of 0.70%, which expired on June 30, 2009. As part of its analysis, the Board examined the fee payable under the New Management Agreement and the total expected expense ratio of the Fund in comparison to the fees and total expense ratios for a peer group of similar funds. The Board noted that the management fee would be identical to the median and slightly below the average of similar fees for a peer group of other similar closed-end high yield funds and that the total expected expense ratio of the Fund was above that of those similar funds. The Board further noted that pursuant to the Expense Limitation Agreement (defined below), HBAM would agree to waive a portion of its fee and reimburse certain expenses of the Fund for a period of two years after the New Management Agreement takes effect, so that the maximum annual operating expense ratio of the Fund does not exceed 1.65%. The Board also considered HBAM’s fees for management of other registered investment companies and similarly managed accounts in light of the extent and nature of services provided by HBAM in those cases. Among other factors, the Board noted that HBAM charged an administration fee in addition to the investment advisory fee in the case of the six publicly-traded closed-end funds that it manages. The Board concluded that the level of advisory fee to be charged to the Fund was reasonable in light of the foregoing factors.
(4) THE PROFITABILITY OF HBAM WITH RESPECT TO ITS RELATIONSHIP WITH THE FUND.  The Board considered what benefits HBAM would derive from the management of the Fund. The Board reviewed information regarding the estimated profitability to HBAM of its relationship with the Fund. The Board found that the profits and other benefits to be realized by HBAM, if any, from its relationship with the Fund were likely to be reasonable.
(5) THE EXTENT TO WHICH ECONOMIES OF SCALE MIGHT BE REALIZED AS THE FUND GROWS.  The Board considered whether economies of scale would be realized by the Fund at higher asset levels. The Board also assessed whether certain of HBAM’s costs would increase if asset levels rise. The Board considered the Fund’s current asset size and concluded that under foreseeable conditions, they were unable to assess at the present time whether economies of scale would be realized if the Fund (or other closed-end funds managed by HBAM) were to experience significant asset growth. The Board noted that HBAM has represented that it

40 | 86 Strategic Income Fund	Annual Report

Disclosure of Investment Management and Administration Agreement (unaudited)

expects to analyze whether economies of scale can be recognized in the future should the Fund’s assets under management grow and, should economies of scale emerge, would recommend an appropriate arrangement to share the benefits of such economies with Fund shareholders.
(6) POSSIBLE CONFLICTS OF INTEREST.  The Board also discussed HBAM’s methods of dealing with conflicts of interest. The Board noted that HBAM has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for HBAM and the individuals that it employs. For example, the Board noted that HBAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Board further noted that HBAM also has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.
Based on the foregoing, the Board, including all of the independent trustees, at the meeting held in person on May 21, 2009, unanimously voted to approve and to recommend to the shareholders of the Fund that they approve the New Management Agreement.
At the May 21 meeting, the Board also approved an extension of the current Investment Management and Administration Agreement with 40 |86 from July 27, 2009 until the earlier of December 31, 2009 or the effectiveness of the New Management Agreement in order to provide a reasonable period for the shareholders to consider the New Management Agreement. The Board noted that 40 |86 might not renew its waiver of advisory fees under its current agreement beyond June 30. In approving the extension, the Board considered the quality of service being provided to the Fund by 40 |86 the reasonableness of the fees to be paid to 40 |86 without regard to the waiver, the investment performance of the Fund, other benefits to be realized by 40 |86 and other factors related to the proposed extension.

40 | 86 Strategic Income Fund	Annual Report

Board of Trustees and Officers (unaudited)

Independent Trustees

			Number of Funds in
Name (Age)	Position Held	Principal Occupation(s)	the Fund Complex
Address	With Trust	During Past 5 Years	Overseen by the Board

Diana H. Hamilton (51) 11815 N. Pennsylvania St. Carmel, IN 46032	Chairman of the Board since December 2005 and Trustee Since December 2004	President, Sycamore Advisors, LLC, a municipal finance advisory firm. Formerly, State of Indiana Director of Public Finance.	1
R. Matthew Neff (54) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee since December 2004	President and Chief Executive Officer, Clarian Health Ventures, a venture capital fund. Formerly, Chairman and Chief Executive Officer of Senex Financial Corp. Director, Unified Financial Services, Inc. and Unified Trust Co. Director, Clarian Health Risk Retention Group Inc. Director, CH Assurance, Ltd. Director, Quanta Specialty Lines Insurance Co. Director, CS-Keys, Inc. Director, Riley Children’s Foundation.	1
Steven R. Plump (55) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee since June 2006	President and Chief Executive Officer, INphoton, a preclinical research organization. Formerly, Group Vice President, Global Marketing and Sales and Chief Marketing Officer of Eli Lilly Company.	1

Officers

Richard W. Burke (39) 11815 N. Pennsylvania St. Carmel, IN 46032	President since November 2008	Senior Vice President, Advisor. Previously, AT&T/NCR, Europe Group.
Jeffrey M. Stautz (51) 11815 N. Pennsylvania St. Carmel, IN 46032	Chief Legal Officer and Secretary since May 2005	Vice President, General Counsel, Chief Compliance Officer and Secretary, Advisors. Previously, Partner of Baker & Daniels, LLP.
Todd M. Hacker (42) 11815 N. Pennsylvania St. Carmel, IN 46032	Treasurer since February 2008	Senior Vice President and Treasurer, Conseco Services, LLC. Formerly, Senior Vice President and Treasurer of YRC Worldwide.

Each trustee serves until the expiration of the term of his or her designated class and until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund’s by-laws or charter or statute.

INVESTMENT ADVISER 40 | 86 Advisors, Inc. Carmel, IN	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Columbus, OH	LEGAL COUNSEL K&L Gates LLP Washington, DC

TRANSFER AGENT Computershare Trust Company, N.A. Providence, RI		CUSTODIAN U.S. Bank, N.A. Milwaukee, WI

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2008
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing for the most recent quarter is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the Fund’s quarterly portfolio schedule on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

INFORMATION ABOUT CERTIFICATIONS
In January 2009, the Fund submitted a CEO annual certification to the New York Stock Exchange in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

WHISTLEBLOWER POLICY
Any person who has information regarding questionable or improper accounting or auditing matters related to the Fund or information regarding violations or suspected violations of the Fund’s policies and procedures may report such concerns to the Chief Compliance Officer or the Chair of the Audit Committee. Such concerns may be made anonymously by leaving a confidential voicemail message at 1-866-902-4803. All voicemail messages will be transcribed by an external firm and provided to the Chief Compliance Officer within 24 hours.

40 | 86 Strategic Income Fund
11815 North Pennsylvania Street
Carmel, IN 46032
800-852-4750
www.4086.com/strategicincomefund

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-852-4750.
A copy of 40|86 Strategic Income Fund (the “Fund”)’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).
Item 3. Audit Committee Financial Expert.
Vince J. Otto who the registrant’s board of trustees had determined was an audit committee financial expert and was “independent” for the purposes of this Item 3, resigned as a trustee in June 2009. Thereafter, the board of trustees determined that Diana H. Hamilton is an audit committee financial expert and that she is “independent” for the purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $22,850 for the year ended June 30, 2008 and $22,850 for the year ended June 30, 2009.
Audit-Related Fees
(b)	There were no fees billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $3,100 for the year ended June 30, 2008 and $3,100 for the year ended June 30, 2009.

Services performed: Tax return review
All Other Fees
(d)	There were no fees billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. The chairman of the audit committee is authorized to pre-approve engagement of the accountant to perform other non-audit services for the registrant and to report such pre-approvals to the audit committee at their next meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	N/A

(c)	0%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $8,100 for the year ended June 30, 2008 and $0 for the year ended June 30, 2009.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Diana H. Hamilton, Steven R. Plump and R. Matthew Neff.

(b)	Not applicable.
Item 6. Investments.
(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Set forth below are the registrant’s Proxy Voting Policies and Procedures:
I.	Statement of Policy

It shall be the policy of 40|86 Strategic Income Fund (the “Fund”) to delegate the authority and responsibility to vote proxies related to portfolio securities to its investment adviser, 40|86 Advisors, Inc. (the “Adviser”). Accordingly, the Board of Trustees of the Fund has authorized the proxy voting policies and procedures of the Adviser (“Proxy Voting Procedures”) as the proxy voting policies and procedures that will be used by or on behalf of the Fund when exercising voting authority on behalf of the Fund.

II.	Standard

The Adviser shall vote proxies related to portfolio securities of the Fund in the best interests of the Fund and its shareholders.

III.	Review of Proxy Voting Procedures The Board of Trustees of the Fund shall periodically review the Proxy Voting Procedures presented by the Adviser to determine the following:
A.	The Proxy Voting Procedures promote the voting of proxies in a manner that is consistent with the standard set forth in Section II above.

B.	The Proxy Voting Procedures provide for the voting of proxies in a manner that is consistent with the standard set forth in Section II above in situations where a proxy vote presents a conflict between the interests of the shareholders of the Fund, on the one hand, and those of the Adviser or any affiliated person of the Adviser, on the other.

The Adviser shall provide a written report to the Fund’s Board of Trustees regarding any proxy voted where a conflict of interest (as set forth above) was identified, except in circumstances where:
(i)	the Adviser and/or the Fund engaged an independent third party to provide a recommendation on how to vote such proxy;

(ii)	the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party; and

(iii)	the instructions to the independent third party with respect to the proxy voted were consistent with the standard set forth in Section II above.

The Adviser shall provide such report at the next regularly scheduled meeting of the Board.
The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.
IV.	Disclosure
The following disclosure shall be provided:
A.	The Adviser shall make available its proxy voting records in respect of the Fund, for inclusion in the Fund’s Form N-PX.

B.	The Fund’s administrator, Conseco Services LLC (the “Administrator”), shall cause the Trust to include the proxy voting policies and procedures required in the Fund’s annual filing on Form N-CSR.

C.	The Administrator shall cause the Fund’s shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number and (ii) on the SEC’s website.

D.	The Administrator shall cause the Fund’s annual and semi-annual reports to include a statement that information is available regarding how the Fund voted proxies during the most recent twelve-month period (i) without charge, upon request, by calling a toll-free number and (ii) on the SEC’s website.
Adopted effective as of July 1, 2003.
* * *
(a)	Does the registrant invest exclusively in non-voting securities? If YES, then do not respond to the remaining portion of this item. No.

(b)(i) Provide the policies and procedures that the registrant uses to determine how to vote proxies relating to portfolio securities. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Disclosed above.

(b)(ii) Provide the policies and procedures that the registrant uses if a conflict arises between the interests of the registrant’s shareholders and the company’s investment adviser, principal underwriter or affiliated person. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Disclosed above.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) Information is presented as of June 30, 2009: 40|86 Advisors, Inc. (“40|86” or the “Adviser”) uses a team approach to manage the Fund. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions.

Richard M. Matas, Second Vice President, 40|86 Advisors, Inc.

Mr. Matas a senior high yield trader for 40|86. As a portfolio manager, Mr. Matas has managed or co-managed several predominantly high-yield portfolios including closed-end fund and collateralized bond obligations. Prior to joining 40|86 in 1999, he was a personal financial analyst with American Express Financial Advisors.

Jess E. Horsfall, Senior Vice President, 40|86 Advisors, Inc.

Mr. Horsfall co-manages the Fund with Mr. Matas. Mr. Horsfall is director of portfolio management group for 40|86. He is a member of 40|86’s loan, risk policy, and compliance committees. Mr. Horsfall is also a co-head of 40|86’s portfolio solution group.

(2)	Information is presented as of June 30, 2009:

Portfolio
Manager Name	Portfolio Manager of
	Registered	Other Pooled
	Investment Company	Investments	Other Accounts
	dollar amount	dollar amount	dollar amount
	(number of	(number of	(number of
	accounts)	accounts)*	accounts)
Richard M. Matas	$55,848,437 (1)	$158,142,702 (3)	$19,541,627,240	(11)
Jess E. Horsfall	$55,848,437 (1)	$158,142,702 (3)	$19,541,627,240	(11)

*Mr. Horsfall and Mr. Matas may serve as portfolio manager or co-portfolio manager on these Other Pooled Investments and Other Accounts.
Performance Based Advisory Fees: Mr. Matas is the portfolio manager or co-portfolio manager of three accounts (with assets totaling $158,142,702) of Other Pooled Investments that have the potential to earn performance-based fees and eleven accounts (totaling $19,541,627,240) of Adviser’s affiliated insurance companies. Also, Mr. Horsfall is the co-portfolio of three accounts (totaling $158,142,702) of Other Pooled Investments that have the potential to earn performance-based fees and eleven accounts (totaling $19,541,627,240) of Adviser’s affiliated insurance companies. A majority of these Other Pooled Investments are collateralized bond obligations.

Potential Material Conflicts of Interests: 40|86 and respective portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Fund has no interest, and thus may have certain conflicts of interest. Furthermore, the Adviser acts as the investment adviser to accounts pursuing a range of investment strategies. The investment strategies are managed by a number of portfolio managers. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not for others. Investment decisions must be made only on the basis of the investment consideration relevant to the particular account for which a trade is being made.

The Adviser and the Fund have adopted a Code of Ethics and policies and procedures that seek to ensure that clients’ accounts are not harmed by potential conflicts of interest. However, there is no guarantee that such procedures will detect and address each and every situation where a conflict arises.

(3)	Information is presented as of June 30, 2009:

Compensation: 40|86 generally targets base salary pay based on competitive market data for investment advisory firms. 40|86’s annual incentive program is based on a pay-for-performance model (P4P) for investment professionals, including portfolio managers, as a multiple of base salary. Awards have historically been based on business unit measures and on individual goals. We anticipate that a similar P4P structure would continue. In addition, selected key personnel participate in the Conseco Equity Incentive Program. 40|86 portfolio managers are not solely compensated directly based upon the performance of any particular portfolio they may manage.

(4)	Information is presented as of June 30, 2009:

Portfolio Managers: Beneficially Owned Securities of Registrant

Portfolio Manager Name	Ownership of 40I86 Strategic Income Fund
Richard M. Matas	None
Jess E. Horsfall	None
     (b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).
REGISTRANT PURCHASES OF EQUITY SECURITIES

(d) Maximum Number
			(c) Total Number of	(or Approximate
			Shares (or Units)	Dollar Value) of
			Purchased as Part	Shares (or Units)
	(a) Total Number of	(b) Average Price	of Publicly	that May Yet Be
	Shares (or Units)	Paid per Share (or	Announced Plans or	Purchased Under the
Period	Purchased	Unit)	Programs	Plans or Programs
(1/1/09-1/31/09)	None	None	None	None
(2/1/09-2/29/09)	None	None	None	None
(3/1/09-3/31/09)	None	None	None	None
(4/1/09-4/30/09)	None	None	None	None
(5/1/09-5/31/09)	None	None	None	None
(6/1/09-6/30/09)	None	None	None	None
Total	None	None	None	None
     Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced: Not applicable.

a.	The date each plan or program was announced

b.	The dollar amount (or share or unit amount) approved

c.	The expiration date (if any) of each plan or program

d.	Each plan or program that has expired during the period covered by the table

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Any code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2. Attached hereto.
(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	40|86 Strategic Income Fund

By (Signature and Title)	/s/ Richard W. Burke
Richard W. Burke, President
(principal executive officer)

Date 8/24/09
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard W. Burke
Richard W. Burke, President
(principal executive officer)

Date 8/24/09

By (Signature and Title)	/s/ Todd M. Hacker
Todd M. Hacker
(principal financial officer)

Date 8/24/09